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                                                                    EXHIBIT 10.5


                         REGISTRATION RIGHTS AGREEMENT



                 REGISTRATION RIGHTS AGREEMENT, dated as of April 30, 1996, by and among AMF HOLDINGS INC., a Delaware corporation ("Holdings"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP II"), GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership ("GSCP II Offshore"), GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P. ("GSCP II Germany"), THE GOLDMAN SACHS GROUP, L.P., a Delaware limited partnership ("GS Group"), STONE STREET FUND 1995, L.P., a Delaware limited partnership ("Stone 1995"), STONE STREET FUND 1996, L.P., a Delaware limited partnership ("Stone 1996"), BRIDGE STREET FUND 1995, L.P., a Delaware limited partnership ("Bridge 1995"), BRIDGE STREET FUND 1996, L.P., a Delaware limited partnership ("Bridge 1996" and, together with GSCP II, GSCP II Offshore, GSCP II Germany, GS Group, Stone 1995, Stone 1996 and Bridge 1995, "GSCP"), BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership ("Blackstone Fund 1"), BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Delaware limited partnership ("Blackstone Fund 2"), BLACKSTONE FAMILY INVESTMENT PARTNERSHIP L.P., a Delaware limited partnership ("Blackstone Fund 3" and together with Blackstone Fund 1 and Blackstone Fund 2, "Blackstone"), KELSO INVESTMENT ASSOCIATES V, L.P., a Delaware limited partnership ("KIA V"), KELSO EQUITY PARTNERS V, L.P., a Delaware limited partnership ("KEP V," and together with KIA V, "Kelso"), BAIN CAPITAL FUND V, L.P., a Delaware limited partnership ("Bain Fund 1"), BAIN CAPITAL FUND V-B, L.P., a Delaware limited partnership ("Bain Fund 2"), BCIP ASSOCIATES, a Delaware general partnership ("Bain Fund 3"), BCIP TRUST ASSOCIATES, L.P., a Delaware limited partnership ("Bain Fund 4," and together with Bain Fund 1, Bain Fund 2 and Bain Fund 3, "Bain") (Blackstone, Kelso and Bain are herein referred to collectively as the "Demand Investors" or individually as a "Demand Investor"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("Citibank"), CHARLES M. DIKER ("Diker") (Blackstone, Kelso, Bain, Citibank and Diker are herein collectively referred to as the "Investors" and each individually an "Investor"), ROBERT MORIN ("Morin") and DOUGLAS STANARD ("Stanard" and, together with Morin and such other Persons (as defined herein) who become parties hereto pursuant to the last sentence of Section 2.4, the "Management Investors" and, together with GSCP and the Investors, the "Stockholders").
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                              W I T N E S S E T H


                 WHEREAS, Holdings, GSCP and the Investors have entered into a stock subscription agreement (the "Subscription Agreement"), pursuant to which GSCP and each Investor have agreed to purchase from Holdings, and Holdings has agreed to sell to GSCP and each Investor, shares of Common Stock, par value $0.01 per share, of Holdings ("Common Stock");

                 WHEREAS, Diker has been granted options to purchase additional shares of common stock (the "Diker Option");

                 WHEREAS, Holdings and certain subsidiaries thereof intend to enter into an employment agreement (the "Employment Agreements") with each of Morin and Stanard pursuant to which, among other things, Morin and Stanard will acquire shares of Common Stock and options to purchase additional shares of Common Stock;

                 WHEREAS, an affiliate of GSCP is acquiring warrants (the "Warrants") to purchase 870,000 shares of Common Stock; and

                 WHEREAS, prior to the execution of the Subscription Agreement, GSCP had purchased shares of Common Stock (the "Prior Shares").

                 NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.      Registration Rights.

                 1.1.  Definitions.

                 (a) "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                 (b) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                 (c) "Affiliate" of a Person (as defined in Section 1.9(a)) shall mean a Person directly or indirectly controlled by, controlling or under common control with such Person.


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                 (d)      "Common Shares" shall mean the Prior Shares, the
shares of Common Stock which the Stockholders have agreed, or have the right, to purchase from Holdings pursuant to the Subscription Agreement, the Employment Agreements and the Warrants, any shares of Common Stock which shall be purchased by Stockholders from Holdings pursuant to Section 1.5 of the Stockholders Agreement (as defined below) or which the Stockholders shall otherwise purchase from Holdings, any shares of Common Stock issued or issuable to any Stockholder upon the exercise of any options, rights or securities acquired pursuant to the Holdings 1996 Stock Incentive Plan (including pursuant to the Diker Option), and any shares of Common Stock received by any Stockholder as a dividend, distribution or interest in respect of the foregoing shares of Common Stock.

                 (e) "Form S-1," "Form S-3," "Form S-4" and "Form S-8" shall mean such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms to Form S-1, Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the SEC.

                 (f) "Initiating Investor" shall have the meaning ascribed thereto in Section 1.2(b) hereof.

                 (g)      "NASD" shall have the meaning ascribed thereto in
Section 1.4(o) hereof.

                 (h) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

                 (i) "Registrable Securities" shall mean the Common Shares; provided, however, that any Common Shares that are sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the 1933 Act or another exemption from the registration requirements of the 1933 Act pursuant to which the Common Shares are thereafter freely tradeable without restriction under the 1933 Act, or that cease to be outstanding, shall cease to be Registrable Securities; provided further, however, that any Registrable Securities acquired by any Stockholder or Affiliate thereof from another Stockholder or Affiliate thereof shall continue to be Registrable Securities.

                 (j) "SEC" shall mean the Securities and Exchange Commission and any successor thereto.


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                 (k)      "Stockholders Agreement" means the Stockholders
Agreement dated as of the date hereof among Holdings and the Stockholders.

                 1.2.  Demand Registration.

                 (a) If Holdings shall receive, at any time after the earlier of (x) the sixth anniversary of the date upon which this Agreement becomes effective pursuant to Section 2.8 hereof and (y) the consummation of an underwritten initial public offering or offerings by Holdings of shares of Common Stock the gross proceeds to Holdings of which exceed $100 million, a written request by any Demand Investor or GSCP that Holdings effect the registration under the 1933 Act of Registrable Securities then outstanding (which written request shall specify the number of shares of Registrable Securities to be sold by the Initiating Investor and the means of distribution), then Holdings shall, within five days of the receipt thereof, give written notice of such request (a "Demand Notice") to all Stockholders and shall, subject to the limitations of this Section 1.2, use its reasonable best efforts to effect such a registration as soon as practicable and in any event to file with the SEC within 90 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Stockholders shall request in writing to be included in such registration (which written requests by the remaining Stockholders shall specify the number of shares of Registrable Securities requested to be included and, if the Initiating Investor did not propose to sell through an underwritten offering, the means of distribution, and which written request shall be given within 10 days of receipt of the Demand Notice), and Holdings shall use its reasonable best efforts to have such registration statement become effective; provided, however, that Holdings shall not be required to effect any registration requested pursuant to this Section 1.2 unless: (i) shares of Common Stock representing at least 5% of the sum (subject to adjustment pursuant to Section 1.12) of (x) the number of Prior Shares, (y) the number of shares of Common Stock issued pursuant to the Subscription Agreement and (z) the number of shares of Common Stock purchased by Stockholders pursuant to
Section 1.5 of the Stockholders Agreement, shall be included in such registration; and (ii) (x) in the case of an initial public offering of shares of Common Stock, the aggregate offering price for the shares of Registrable Securities to be included in such registration shall be at least $100 million (based on the midpoint of the range of the fair market value of the offered securities at the time of the offering as estimated in good faith by the managing underwriters), or (y) in the case of an offering of shares of Common Stock other than an initial public offering, the aggregate offering price for

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the shares of Registrable Securities to be included in such registration shall be at least $50 million (based on the then current market price); provided, further, that Holdings shall be obligated to effect such registration on Form S-1 only if (I) Form S-3 is not available for such offering by the Stockholders or (II) notwithstanding that Form S-3 is available, the managing underwriters shall determine that it is in the best interests of the selling Stockholders to effect such registration on Form S-1. The foregoing notwithstanding, a Demand Investor shall not be permitted to initiate a registration pursuant to this
Section 1.2 if the Registrable Securities sought to be registered by such Demand Investor are freely saleable under Rule 144 under the 1933 Act (or any successor provision thereto) and such Demand Investor does not own more than 5% of the then outstanding shares of Common Stock.

                 (b) Subject to Section 1.2(a), the Demand Investor or GSCP initiating the registration request hereunder (the "Initiating Investor") and the other selling Stockholders responding to a Demand Notice may distribute the Registrable Securities covered by their request by means of an underwritten offering or any other means reasonably acceptable to Holdings and, if the Initiating Investor requests an underwritten offering, Holdings shall state in the Demand Notice that the distribution must be made by means of an underwritten offering; provided, however, that any initial public offering of shares of Registrable Securities registered pursuant to this Section 1.2 shall be underwritten on a firm commitment basis. The right of any Stockholder to include its Registrable Securities in such a registration where an underwritten offering was requested shall be conditioned, if applicable, upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. If applicable, all Stockholders proposing to distribute their securities through such underwriting shall enter into an agreement in customary form with the underwriter or underwriters selected for such underwriting by Holdings and reasonably acceptable to Stockholders participating in such registration holding a majority of the securities requested to be so registered. Holdings shall be permitted in its discretion to select Goldman, Sachs & Co. and/or any of its Affiliates as the sole, or as a, managing underwriter for customary compensation and otherwise on arm's length terms, and the Stockholders hereby agree that, if so selected, such selection is and shall be automatically deemed reasonably acceptable to such Stockholders. If applicable, notwithstanding any other provision of this Section 1.2, if, in the case of a registration request pursuant to Section 1.2(a) where an underwritten offering was requested, the underwriter advises Holdings that marketing factors require a limitation of


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the number of shares to be underwritten, then Holdings shall so advise all
Stockholders of Registrable Securities which would otherwise be included in the registration statement pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration statement shall be allocated pro rata among the Stockholders participating in such registration based on the number of shares of Registrable Securities held by such participating Stockholders as reflected on the stock records of Holdings (provided that any shares thereby allocated to any such participating Stockholder that exceed such Stockholder's request shall be reallocated among the other participating Stockholders in a like manner) (a "Cutback") (for purposes of such calculation, all Stockholders that are Persons that comprise a single Investor or GSCP shall be treated together as a single Stockholder).
The foregoing notwithstanding, in the event Holdings will not, by virtue of this paragraph, include in any such registration all of the Registrable Securities of any Stockholder requested to be included in such registration, such Stockholder may, upon written notice to Holdings given within five days of the time such Stockholder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included.

                 (c) Each Demand Investor (i.e., subject to Section 1.11, each Demand Investor being all the entities comprising each of Blackstone (as a group), Kelso (as a group) and Bain (as a group)) shall be permitted to initiate only one registration; provided that if any such Demand Investor is limited pursuant to a Cutback under Section 1.2(b) to registering or selling less than 50% of the number of Registrable Securities it initially sought to register as an Initiating Investor, and GSCP participated in such registration, then such Demand Investor may initiate an additional registration pursuant to this Section 1.2. The foregoing notwithstanding, Holdings shall not be obligated to effect more than a total of six (6) registrations under this
Section 1.2 initiated by Demand Investors. Holdings shall not be obligated to effect more than a total of five (5) registrations under this Section 1.2 initiated by GSCP. Holdings also shall not be obligated to effect any registration under this Section 1.2 within 180 days of the effective date under the 1933 Act of any other registration of shares of Common Stock other than on Form S-8. A registration shall not be deemed to have been effected, nor shall it be sufficient to reduce the number of registrations available under this
Section 1.2, unless such registration becomes effective pursuant to the 1933 Act; provided that no registration shall be deemed to have been effected, nor shall it reduce the number of registrations available under this Section 1.2, if (i) such


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registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental authority, or the sale of Registrable Securities pursuant to such registration is otherwise terminated or abandoned at the instance of Holdings, in either case, for any reason other than an act or omission of the Initiating Investor (or another Demand Investor, in which case it shall reduce the number of registrations available under this
Section 1.2 to such other Demand Investor) thereunder; or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by Holdings other than by reason of an act or omission by the Initiating Investor (or another Demand Investor, in which case it shall reduce the number of registrations available under this Section 1.2 to such other Demand Investor).


                 (d) Notwithstanding the foregoing, (i) Holdings shall not be obligated to effect a registration pursuant to this Section 1.2 during the period starting with the date which is 60 days prior to the date which Holdings in good faith estimates (as certified in a writing by an officer of Holdings delivered to the Initiating Investor) will be the date of filing of, and ending on the date 180 days (or such lesser period as the managing underwriters may permit) following the effective date of, a registration statement (other than on Form S-8) pertaining to an underwritten public offering of securities for the account of Holdings, and (ii) if Holdings shall furnish to the Initiating Investor a certificate signed by an officer of Holdings stating that, in the reasonable good faith judgment of the Board of Directors of Holdings, it would not be in the best interests of Holdings and its stockholders for such registration to be effected (because Holdings is engaging in or intends to engage in an acquisition, divestiture or other material transaction or due to other extraordinary events relating to Holdings, but, in any case, not including for purposes of Holdings avoiding its obligations hereunder), then Holdings shall have the right to defer such registration for a period of not more than 90 days after receipt of the request of the Initiating Investor; provided, however, that (A) Holdings shall not be entitled to defer its obligation to effect a registration pursuant to the foregoing clause (ii) for an aggregate of more than 180 days within any 365-day period and (B) Holdings shall make and communicate to the selling Stockholders its determinations under this paragraph in respect of a registration under this Section 1.2 within 15 days of Holdings' receipt of the Demand Notice in respect of such registration or, to the extent reasonably practicable, promptly after becoming aware of a transaction or event referred to in the foregoing clause (ii).


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                 1.3.  Holdings Registration.  (a)  If Holdings proposes to register for sale by Holdings any securities of the same class as the Common Stock under the 1933 Act in connection with the public offering of such securities solely for cash (other than (A) any registration of public sales or distributions of securities issued pursuant to a registration statement on Form S-8 or (B) pursuant to Section 1.2), Holdings shall, at each such time, promptly give written notice of such registration to each Stockholder that holds Registrable Securities. Upon the written request of any Stockholder given within 15 days after mailing of such notice by Holdings, Holdings shall, subject to the provisions of Section 1.8, use its reasonable best efforts to include or, in the case of an underwritten offering, cause the underwriter or underwriters to include, in the offering, on the same terms and conditions as the securities of Holdings included in such offering, all of the Registrable Securities that each such Stockholder has requested to be registered to become effective under the 1933 Act; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason not to register or to delay registration of such securities, Holdings may, at its election, give written notice of such determination to each Stockholder who has requested registration pursuant to this Section 1.3 and, thereupon, (A) in the case of a determination not to register, Holdings shall be relieved of its obligation to register any Registrable Securities in connection with such registration and of all liability in connection therewith (other than liability under Section 1.9 and expenses contemplated by Section 1.6) and (B) in the case of a determination to delay such registration, Holdings shall be permitted to delay registration of any Registrable Securities requested to be included in such registration statement for the same period as the delay in registering such other securities. In the case of any registration of Registrable Securities in an underwritten offering pursuant to this Section 1.3, all Stockholders proposing to distribute their securities pursuant to this Section 1.3 shall, at the request of Holdings, enter into an agreement in customary form with the underwriter or underwriters selected by Holdings.

                 (b) If applicable, notwithstanding any other provision of this Section 1.3, if, in the case of a registration pursuant to Section 1.3(a) relating to an underwritten offering, the underwriter advises Holdings that marketing factors require a limitation of the number of shares to be underwritten, then Holdings shall so advise all Stockholders of Registrable Securities which would otherwise be included pursuant to


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this Section 1.3, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Stockholders participating in such registration based on the number of shares of Registrable Securities held by the participating Stockholders as reflected on the stock records of Holdings (provided that any shares thereby allocated to any such participating Stockholder that exceed such Stockholder's request shall be reallocated among the other participating Stockholders in a like manner) (for purposes of such calculation, all Stockholders that are Persons that comprise a single Investor or GSCP shall be treated together as a single Stockholder). All securities initially proposed to be sold by Holdings (prior to the exercise of any rights under this Section 1.3) shall be included in any registration pursuant to this Section 1.3 before any Registrable Securities of Stockholders are included. The foregoing notwithstanding, in the event Holdings will not, by virtue of this paragraph, include in any such registration all of the Registrable Securities of any Stockholder requested to be included in such registration, such Stockholder may, upon written notice to Holdings given within 5 days of the time such Stockholder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included.

                 1.4.  Obligations of Holdings.  Whenever required under
Section 1.2 or 1.3 to effect the registration of any Registrable Securities on behalf of any Stockholder, Holdings shall, as expeditiously as reasonably possible: prepare and file with the SEC a registration statement (on a form selected by Holdings for which Holdings is eligible and, with respect to a registration under Section 1.2, which is reasonably acceptable to counsel for the selling Stockholders and the managing underwriter or underwriters and is appropriate for the intended method of distribution) with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; and, upon the request of the Stockholders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days in the case of an underwritten offering, or 120 days in any other case, unless the distribution of the securities registered thereunder has been earlier completed; and shall:

                 (a) prepare and file with the SEC as expeditiously as is reasonably practicable such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement and


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         any documents incorporated therein by reference or by filing any other requested document, and use its reasonable best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

                 (b) furnish to each Stockholder selling Registrable Securities and each underwriter, if any, of such securities such reasonable number of copies of the registration statement and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, including, in each case, all supplements, amendments and exhibits thereto, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them, and Holdings hereby consents to the use of any such prospectus by the selling Stockholders and the underwriter, if any, in connection with any offer and sale covered thereby;

                 (c) use its reasonable best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as shall be reasonably requested by the selling Stockholders (in light of the intended plan of distribution of such selling Stockholders) or any managing underwriters, and do any and all other acts and things which may be reasonably necessary or desirable to consummate the disposition of the securities in such jurisdictions; provided that Holdings shall not be required (i) to register or qualify the Registrable Securities in any jurisdiction if such registration or qualification in such jurisdiction would subject Holdings to unreasonable burden or expense or would unreasonably delay the commencement of an underwritten offering or (ii) in connection therewith or as a condition thereto, to qualify to do business, subject itself to taxation in respect of doing business or file a general consent to service of process or register as a broker or dealer in any such states or jurisdictions where it has not otherwise done so;

                 (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel (in form and substance as is customarily given by counsel to selling stockholders and addressed to the underwriters, Holdings


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         and the Stockholders requesting registration of Registrable
         Securities) and entering into a reasonable and customary lock- up agreement pursuant to Section 1.7 reasonably requested by the managing underwriter;

                 (e) promptly notify each Stockholder that holds Registrable Securities covered by such registration statement, (i) when such registration statement or any post-effective amendment or supplement thereto becomes effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and take all reasonable action to prevent the entry of such stop order or to remove it if entered, or the initiation of any proceedings for that purpose), or (iii) of the happening of any event as a result of which the registration statement, as then in effect, the prospectus related thereto or any document included therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required on account of such event and use its best efforts to cause each such amendment and supplement to become effective;

                 (f) promptly furnish counsel for each underwriter, if any, and for the selling Stockholders of Registrable Securities copies of any written request by the SEC or any state securities authority for amendments or supplements to a registration statement and prospectus or for additional information;

                 (g) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

                 (h) cooperate with the selling Stockholders of Registrable Securities and the underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the underwriter, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;


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                 (i)      furnish, at the request of any Stockholder requesting
         registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or on the date that the registration statement with respect to the securities becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated such date, of the counsel representing Holdings for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in any underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of Holdings, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Securities;

                 (j) make available for inspection by representatives of the selling Stockholders who hold Registrable Securities and any underwriters participating in any disposition pursuant hereto and any counsel or accountant retained by such Stockholders or underwriters, all relevant financial and other records, pertinent corporate documents and properties of Holdings and cause the respective officers, directors and employees of Holdings to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a registration pursuant hereto; provided, however, that, with respect to records, documents or information which Holdings determines, in good faith, to be confidential and as to which Holdings notifies such representatives, underwriters, counsel or accountants in writing of such confidentiality, such representatives, underwriters, counsel or accountants shall not disclose such records, documents or information unless (i) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information have previously been generally made available to the public, or (iii) the disclosure of such records, documents or information is necessary, in the written opinion of outside legal counsel, to avoid or correct a material misstatement or omission in the registration statement and then only after reasonable request has been made to Holdings to make such disclosure and Holdings has denied such request. Each


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         selling Stockholder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of Holdings or its Affiliates (or for such Stockholder's business purposes or for any reason other than in connection with a registration hereunder) unless and until such information is made generally available (other than by such Stockholder or where such Stockholder knows that such information became publicly available as a result of a breach of any confidentiality arrangement) to the public. Each selling Stockholder of such Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought, give notice to Holdings and allow Holdings, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential;

                 (k) within a reasonable time prior to the filing of any registration statement, any related prospectus, any amendment to such a registration statement or amendment or supplement to such a prospectus, provide copies of such document to the selling Stockholders who hold Registrable Securities and their counsel and to the underwriter or underwriters, if any; make such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Stockholders or the underwriter may request; and make available for discussion of such document such of the representatives of Holdings as shall be reasonably requested by the Stockholders who hold Registrable Securities being registered or by any underwriter;

                 (l) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement filed pursuant hereto or a related prospectus, provide copies of such document to counsel for the selling Stockholders of Registrable Securities; make such reasonable changes in such document prior to or after the filing thereof as counsel for such selling Stockholders shall request; and make available for discussion of such document such of the representatives of Holdings as shall be reasonably requested by such counsel;

                 (m) comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of Holdings' first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

                 (n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the related registration statement;

                 (o) use its reasonable efforts to (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by Holdings are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, cause all such Registrable Securities to be listed on a national securities exchange or secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System (" NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC, as determined by Holdings, or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by Holdings as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the " NASD"); and

                 (p) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter, if any (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

Each Stockholder agrees that upon receipt of any notice from Holdings of the happening of any event of the kind described in clause (iii) of paragraph (e) of this Section 1.4, such Stockholder will discontinue such Stockholder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 1.4 and, if so directed by Holdings, will deliver to Holdings (at Holdings' expense) all copies, other than permanent file copies, then in such Stockholder's possession of the prospectus covering such

Registrable Securities that was in effect at the time of receipt of such notice. In the event Holdings shall give any such notice, the applicable 90- or 120-day period mentioned in the first paragraph of this Section 1.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Stockholder then selling Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 1.4.

                 1.5. Furnish Information. It shall be a condition precedent to the obligations of Holdings to take any action pursuant to this Agreement with respect to a selling Stockholder that such selling Stockholder shall promptly furnish to Holdings such information as shall reasonably be requested by Holdings in order to effect the registration of its Registrable Securities.

                 1.6. Expenses of Registration. Holdings shall bear all expenses incurred in connection with each of the registrations, filings or qualifications pursuant to Sections 1.2 and 1.3 for each Stockholder, including, without limitation, all registration, filing and listing fees, including such fees of the SEC, the NASD and other agencies; fees and expenses of compliance with federal and state securities laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with state securities qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or the Initiating Investor may reasonably designate); printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; fees and disbursements of counsel for Holdings (and not counsel for any selling Stockholder, except for reasonable fees and disbursements of a single counsel for the selling Stockholders as a group designated by selling Stockholders holding a majority of the Registrable Securities to be registered); fees and disbursements of all independent public accountants of Holdings (including, without limitation, the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriters); fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by Holdings; internal expenses of Holdings (including, without limitation, all salaries and expenses of its employees performing legal or accounting duties); and fees and expenses incurred in connection with the listing of the Registrable Securities on each securities exchange on which the securities of the same class are then listed; provided, however, that underwriting discounts and commissions relating to the Registrable Securities shall be borne and paid ratably by the sellers of such Registrable Securities (based upon the amount of Registrable Securities to be sold by each such seller).

                 1.7. Lock-up Agreement. Each Stockholder agrees that upon prior notice by Holdings to such Stockholder and effective upon the reasonable request of the underwriters managing a public offering for sale by Holdings of its securities (or for sale by the Stockholders pursuant to Section 1.2), such Stockholder shall not, during the 14-day period prior to, and during the 180-day period (or such shorter period as the managing underwriters have agreed with the sellers in the purchase, underwriting or similar agreement entered into in connection with such registration, or as the managing underwriters may otherwise permit) beginning on, the later of (i) the effective date of such registration or (ii) the commencement of an underwritten offering, offer, sell, contract to sell or otherwise dispose of any securities of Holdings (other than the exercise of any options or warrants or the conversion or exchange of any convertible or exchangeable securities) that are substantially similar to the Registrable Securities or that are convertible or exchangeable into securities that are substantially similar to Registrable Securities (other than those included in the registration), without the prior written consent of such underwriters.

                 1.8. Underwriting Requirements. In connection with any offering involving any underwriting of securities in an offering (a) described in Section 1.2, Holdings shall not be required to include any Stockholder's Registrable Securities in such underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between the selling Stockholders holding a majority of the Registrable Securities to be registered and the underwriters, which terms shall be subject to the approval of Holdings, which approval shall not be unreasonably withheld, or (b) described in Section 1.3, Holdings shall not be required to include any Stockholder's Registrable Securities in such underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between Holdings and the underwriters; in either case, only in such quantities and on such terms as set forth in Sections
1.2 and 1.3.

                 1.9.  Indemnification.

                          (a)  In the event of any registration of any
Registrable Securities pursuant to this Article 1, Holdings will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or general and limited partners thereof), each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") who participates as an underwriter or a qualified independent underwriter, if any, in the offering or sale of such securities, each director, officer, fiduciary, employee and stockholder or general and limited partner of such underwriter or qualified independent underwriter, and each other Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or general and limited partners), if any, who controls such seller or any such underwriter or qualified independent underwriter, within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with Holdings' consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any of the following actual or alleged statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered pursuant to this Agreement under the 1933 Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by Holdings of any federal, state or common law rule or regulation applicable to Holdings and relating to action required of or inaction by Holdings in connection with any such registration, and Holdings will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that Holdings shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any Violation which occurs in reliance upon and in conformity with written information furnished to Holdings or its representatives by or on behalf of such indemnified party expressly stating that such information is for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

                          (b)  Each holder of Registrable Securities that are
included in the securities as to which any registration under Section 1.2 or
1.3 is being effected (and, if Holdings requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 1.2 or 1.3, any underwriter and qualified independent underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this
Section 1.9), to the extent permitted by law, Holdings, its directors, officers, fiduciaries, employees and stockholders (and the directors, officers, fiduciaries, employees and stockholders or general and limited partners thereof) and each Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or general and limited partners), if any, controlling Holdings within the meaning of the 1933 Act and all other prospective sellers and their directors, officers, fiduciaries, employees and stockholders or general and limited partners and respective controlling Persons (including any such Person's directors, officers, fiduciaries, employees and stockholders or general and limited partners) against any and all Claims and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any Violation which occurs in reliance upon and in conformity with written information furnished to Holdings or its representatives by or on behalf of such holder or underwriter or qualified independent underwriter, if any, expressly stating that such information is for use in connection with any registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount which any such holder, underwriter or qualified independent underwriter shall be required to pay pursuant to this Section 1.9(b) and Sections 1.9(c) and (e) shall be limited to (x) in the case of any such holder, the amount of the gross proceeds received by such holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim and (y) in the case of any such underwriter or qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it pursuant to the registration statement giving rise to such claim. Holdings and the holders of the Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to Holdings for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and Holdings, on the other hand, (b) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (c) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such holder.

                          (c)  Indemnification similar to that specified in the
preceding paragraphs (a) and (b) of this Section 1.9 (with appropriate modifications) shall be given by Holdings and each seller of Registrable Securities (and, if Holdings requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 1.2 or 1.3, any underwriter and qualified independent underwriter, if any) with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

                          (d)  Any person entitled to indemnification under
this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 1.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this

Section 1.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 1.9. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or
(iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                          (e)  If for any reason the foregoing indemnity is
unavailable or is insufficient to hold harmless an indemnified party under
Section 1.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the relevant offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by subsection (d) above and the indemnifying party is materially prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 1.9(e) to the contrary, no indemnifying party (other than Holdings) shall be required pursuant to this Section 1.9(e) to contribute any amount in excess of
(x) in the case of an indemnifying party that is a holder of Registrable Securities, the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, or (y) in the case of an indemnifying party that is an underwriter or a qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less, in any such case referred to in (x) and (y), the amount of all indemnification and contribution payments made pursuant to Sections 1.9(b) and (c) and this Section 1.9(e), as the case may be, in connection with such offering.

                          (f)  The indemnity agreements contained herein shall
be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                          (g)  The indemnification and contribution required by
this Section 1.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                          (h)  In connection with underwritten offerings,
Holdings will use reasonable best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

                 1.10. Restrictions on Public Sale by Holdings. Holdings agrees not to effect any public sale or distribution (other than public sales or distributions solely by and for the account of Holdings of securities issued
(x) pursuant to any employee or director benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by Holdings) of any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the 14-day period prior to, and during the 180-day period beginning on, (i) the effective date of the registration statement in connection with a registration requested pursuant to
Section 1.2 hereof or (ii) the commencement of an underwritten offering in connection with a registration requested pursuant to Section 1.2 hereof, in each case, if requested by the underwriters managing such underwritten offering, or for such shorter period as the sole or lead managing underwriter shall request, in any such case, unless consented to by such underwriters.

                 1.11. Transfer of Registration Rights. The registration rights of Stockholders under this Agreement may not be transferred except (i) by law pursuant to a merger or consolidation of such Stockholder and (ii) to any transferee of such

Stockholder to which such Stockholder has transferred Registrable Securities in accordance with Section 2.3 or 2.4 of the Stockholders Agreement (other than pursuant to a transaction under Rule 144). In addition, and in limitation of the foregoing, each of GSCP and each Demand Investor may not transfer its rights to initiate demand registrations under Section 1.2, except that each of GSCP and each Demand Investor may designate to Holdings in writing one transferee pursuant to clause (i) of the preceding sentence or, if an Affiliate of such Stockholder, pursuant to clause (ii) of such sentence, in either case, who has validly acquired Registrable Securities of such Stockholder, to become entitled to exercise, as an Initiating Investor, the remaining demand registration rights under Section 1.2, if any, of GSCP or such Demand Investor, as the case may be. No transferee of any Registrable Securities shall have any rights under this Agreement unless such rights are transferred in accordance with this Section 1.11, such Registrable Securities are held subject to all of the terms of this Agreement, and such transferee agrees in writing for the benefit of Holdings and the other parties hereto to be bound by and to perform all of the terms and provisions of this Agreement applicable to the transferor; provided, however, that, unless Holdings otherwise consents, such transferor shall act as such transferee's agent for all purposes (including notices and pro rata cutbacks) under this Agreement whether or not such transferor continues to hold Registrable Securities; provided, further, that if an Investor or GSCP no longer holds any Registrable Securities it may appoint a replacement reasonably acceptable to Holdings to act as agent for such purposes, so long as such replacement agrees in writing for the benefit of Holdings and the other parties hereto to perform the obligations of such transferor under this Agreement. Notwithstanding the foregoing, nothing in this Section 1.11 is intended to enlarge the class of persons entitled to request demand registrations under Section 1.2 and any transferee of a Stockholder shall be limited to exercising such rights hereunder in conjunction with its transferor (i.e., GSCP or the relevant Demand Investor) and shall have no rights in any individual registration other than the rights such transferor would have had if such transferor were exercising those rights with respect to exercises by all of its transferees as a group in such individual registration.

                 1.12. Recapitalizations, Exchanges, etc., Affecting Registrable Securities. The provisions of this Agreement shall, to the extent reasonably practicable, apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock (of Holdings or any successor to Holdings and/or any other issuer thereof) which may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of, and shall be appropriately adjusted to reflect, any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event that, upon the occurrence of a transaction contemplated by this Section 1.12, the Stockholders hold securities of more than one entity, the registration rights contemplated hereby will apply to each such entity independently of the others and the minimum aggregate offering prices set forth in clause (ii) of the first proviso to the first sentence of Section 1.2(a) will be allocated among such entities pro rata in accordance with the relative equity valuations of such entities immediately following such transaction (without regard to any additional investments in connection with such transaction that are not made pro rata by GSCP and the Demand Investors). Any such allocation shall be made in good faith by the board of directors of Holdings or its successor and such allocation shall be binding on the Stockholders. The adjustments contemplated by this paragraph shall be made cumulative with respect to all such transactions contemplated by this Section 1.12 that occur from time to time. Any issuer of any such securities other than Holdings shall be required to assume in writing, to the extent relevant, Holdings' obligations with respect to the registration rights granted hereunder or enter into a registration rights agreement substantially similar to this Agreement and giving effect to the allocations and adjustments contemplated by this Section 1.12, in connection with any such transaction pursuant to which the Stockholders shall receive securities of such issuer, as contemplated by this Section 1.12.

         2.  Miscellaneous.

                 2.1. Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first- class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, addressed to Holdings at its principal offices and to the other parties at their addresses reflected on the signature pages hereto. Each party hereto, by written notice given to each of the other parties hereto in accordance with this Section 2.1, may change the address and telecopier number to which notices, requests, demands and other communications hereunder are to be sent to such party. All notices, requests, demands and other communications hereunder that are mailed or telecopied shall be deemed to have been given on the date of mailing or, in the case of telecopying, upon confirmation of receipt.

                 2.2. Complete Agreement; Counterparts. This Agreement (and the agreements referred to herein) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 2.3. Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

                 2.4. Governing Law; Amendment; Waiver. This Agreement shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. No amendment, waiver, change, modification or discharge of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement of any such amendment, waiver, change, modification or discharge is sought. Employees, directors, consultants and certain other Persons having significant business relationships with Holdings and its Affiliates may be issued shares of Common Stock (or other equity securities of Holdings) or securities convertible into or exchangeable for Common Stock (or other equity securities of Holdings) and, if so issued, Holdings, without the consent of any other party hereto, may amend this Agreement to allow any such Person Holdings so chooses to become an additional Investor or Management Investor hereunder and to permit such shares of Common Stock or other appropriate equity interest to become Registrable Securities hereunder, subject to such Person becoming a signatory to this Agreement.

                 2.5. Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                 2.6. Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 2.6 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                 2.7. Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

                 2.8. Effectiveness; Termination of Agreement. This Agreement shall become effective simultaneously with the closing of the transactions under the Subscription Agreement and shall terminate without liability or penalty on the part of any party or its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or general and limited partners thereof) to any other party or such other party's Affiliates upon termination of the Subscription Agreement pursuant to the last sentence of
Section 1.3 thereof. If not theretofore terminated pursuant to the preceding sentence, this Agreement shall terminate on the earlier to occur of the twentieth anniversary of the date hereof and the date on which there are no longer any Registrable Securities outstanding or issuable or thereafter available for or subject to issuance to any Stockholder upon exercise or conversion of any options, warrants, rights or other convertible securities, or pursuant to Section 1.5 of the Stockholders Agreement.

                 2.9. Assignment. Except as explicitly provided herein, this Agreement is not assignable by any of the parties hereto, other than by Holdings to its successor by operation of law or to an acquiror of all or substantially all of its assets.

                 2.10. Additional Rights. Holdings agrees that except in connection with a sale of shares of Equity Securities (as defined in the Stockholders Agreement) that is subject to the pre-emptive rights pursuant to
Section 2.6 of the Stockholders Agreement, whether or not exercised, Holdings will not grant GSCP and its Affiliates registration rights on a basis more favorable to GSCP or its Affiliates than their rights hereunder, unless such rights are offered to the Investors on the same basis.

                 IN WITNESS WHEREOF, the parties hereto have signed this Agreement, or have caused this Agreement to be signed on their behalf by an officer or representative thereunder duly authorized, as of the date first written above.

                                      AMF HOLDINGS INC.



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505



                                      GS CAPITAL PARTNERS II, L.P.


                                      By:  GS Advisors, L.P.
                                           General Partner

                                      By:  GS Advisors Inc.
                                           General Partner



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505

                                      GS CAPITAL PARTNERS II OFFSHORE, L.P.


                                      By:  GS Advisors II (Cayman), L.P.
                                           General Partner

                                      By:  GS Advisors II, Inc., its
                                           General Partner



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505



                                      GOLDMAN, SACHS & CO. VERWALTUNGS GMBH



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  Managing Director



                                      By:  /s/ C.H. Skodinski
                                           -------------------------------------
                                           Name:  C.H. Skodinski
                                           Title:  Registered Agent

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505

                                      THE GOLDMAN SACHS GROUP, L.P.



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  Partner

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505


                                      STONE STREET FUND 1995, L.P.


                                      By:  Stone Street Value Corp., its
                                           General Partner



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  Vice President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505


                                      STONE STREET FUND 1996, L.P.


                                      By:  Stone Street Empire Corp., its
                                           General Partner


                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  Vice President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505

                                      BRIDGE STREET FUND 1995, L.P.


                                      By:  Stone Street Value Corp., its
                                           Managing General Partner



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  Vice President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505



                                      BRIDGE STREET FUND 1996, L.P.


                                      By:   Stone Street Empire Corp., its
                                            Managing General Partner



                                      By:  /s/ Richard A. Friedman
                                           -------------------------------------
                                           Name:  Richard A. Friedman
                                           Title:  Vice President

                                      Address:  c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212) 357-5505

                                      BLACKSTONE CAPITAL PARTNERS II MERCHANT
                                        BANKING FUND L.P.


                                      By:  Blackstone Management Associates
                                             II L.L.C., its General Partner

                                      By:  /s/ Howard A. Lipson
                                           -------------------------------------
                                           Name:  Howard A. Lipson
                                           Title:  Member

                                      Address:  345 Park Avenue
                                                19th Floor
                                                New York, NY  10154
                                                Attn:  Howard A. Lipson
                                                Telecopier No.:  (212) 754-8725



                                      BLACKSTONE OFFSHORE CAPITAL PARTNERS
                                        II L.P.


                                      By:  Blackstone Management Associates
                                             II L.L.C., its General Partner

                                      By:  /s/ Howard A. Lipson
                                           -------------------------------------
                                           Name:  Howard A. Lipson
                                           Title:  Member

                                      Address:  345 Park Avenue
                                                19th Floor
                                                New York, NY  10154
                                                Attn:  Howard A. Lipson
                                                Telecopier No.:  (212) 754-8725



                                      BLACKSTONE FAMILY INVESTMENT
                                        PARTNERSHIP L.P.


                                      By:   Blackstone Management Associates
                                              II L.L.C., its General Partner

                                      By:  /s/ Howard A. Lipson
                                           -------------------------------------
                                           Name:  Howard A. Lipson
                                           Title:  Member

                                      Address:  345 Park Avenue
                                                19th Floor
                                                New York, NY  10154
                                                Attn:  Howard A. Lipson
                                                Telecopier No.:  (212) 754-8725

                                      KELSO INVESTMENT ASSOCIATES V, L.P.

                                      By:  Kelso Partners V, L.P., its
                                           General Partner


                                      By:  /s/ Frank T. Nichols
                                           -------------------------------------
                                           Name:  Frank T. Nichols
                                           Title:  General Partner

                                      Address:  320 Park Avenue, 24th Floor
                                                New York, NY  10022
                                                Attn:  James J. Connors, II
                                                Telecopier No.:  (212) 223-2379



                                      KELSO EQUITY PARTNERS V, L.P.


                                      By:  /s/ Frank T. Nichols
                                           -------------------------------------
                                           Name:  Frank T. Nichols
                                           Title:  General Partner

                                      Address:  320 Park Avenue, 24th Floor
                                                New York, NY  10022
                                                Attn:  James J. Connors, II
                                                Telecopier No.:  (212) 223-2379

                                      BAIN CAPITAL FUND V, L.P.


                                      By:  Bain Capital Partners V, L.P.,
                                           its General Partner

                                      By:  Bain Capital Investors V, Inc.,
                                           its General Partner


                                      By:  /s/ Paul B. Edgerley
                                           -------------------------------------
                                           Name:  Paul B. Edgerley
                                           Title:  Managing Director

                                      Address:  2 Copley Plaza
                                                Boston, MA  02116
                                                Attn:  Paul Edgerley
                                                Telecopier No.:  (617) 572-3000




                                      BAIN CAPITAL FUND V-B, L.P.


                                      By:  Bain Capital Partners V, L.P.,
                                           its General Partner

                                      By:  Bain Capital Investors V, Inc.,
                                           its General Partner


                                      By:  /s/ Paul B. Edgerley
                                           -------------------------------------
                                           Name:  Paul B. Edgerley
                                           Title:  Managing Director

                                      Address:  2 Copley Plaza
                                                Boston, MA  02116
                                                Attn:  Paul Edgerley
                                                Telecopier No.:  (617) 572-3000

                                      BCIP ASSOCIATES


                                      By:  /s/ Paul B. Edgerley
                                           -------------------------------------
                                           Name:  Paul B. Edgerley
                                           Title:  A General Partner

                                      Address:  2 Copley Plaza
                                                Boston, MA  02116
                                                Attn:  Paul Edgerley
                                                Telecopier No.:  (617) 572-3000




                                      BCIP TRUST ASSOCIATES, L.P.


                                      By:  /s/ Paul B. Edgerley
                                           -------------------------------------
                                           General Partner

                                      Address:  2 Copley Plaza
                                                Boston, MA  02116
                                                Attn:  Paul Edgerley
                                                Telecopier No.:  (617) 572-3000

                                      CITICORP NORTH AMERICA, INC.


                                      By:  /s/ Jeroen Fikke
                                           -------------------------------------
                                           Name:   Jeroen Fikke
                                           Title:  Vice President

                                      Address:  399 Park Avenue
                                                6th Floor
                                                New York, NY  10043
                                                Attn:  Jeroen Fikke
                                                Telecopier No.:  (212) 559-0292

                                          /s/ Charles Diker
                                           -------------------------------------
                                          Charles M. Diker
                                          Charles M. Diker Associates
                                          One New York Plaza
                                          31st Floor
                                          New York, NY  10004
                                          Telecopier No.:  (212) 908-0176

                                          /s/ Robert Morin
                                           -------------------------------------
                                          Robert Morin
                                          6008 Treyburn Place
                                          Glen Allen, VA  23060
                                          Telecopier No.:  804-730-4327

                                          /s/ Douglas Stanard
                                           -------------------------------------
                                          Douglas Stanard
                                          2114 Hanover Avenue
                                          Richmond, VA  23229
                                          Telecopier No.:  804-559-8671